Exhibit 99.2

NorthWestern Corporation d/b/a NorthWestern Energy 3010 W. 69th Street Sioux Falls, SD 57108
FOR IMMEDIATE RELEASE

NorthWestern Corporation Announces Pricing of
Public Offering of Common Stock

BUTTE, MT / SIOUX FALLS, SD – November 17, 2021 – NorthWestern Corporation d/b/a NorthWestern Energy (Nasdaq: NWE) announced today that it has priced its public offering of 6,074,767 shares of its common stock (the “Common Stock”) at a public offering price of $53.50 per share. Of the 6,074,767 shares of Common Stock being offered, NorthWestern is selling directly 1,401,869 shares to the underwriters in the offering, and the Forward Seller (as defined below) is borrowing and selling to such underwriters 4,672,898 shares in connection with the forward sale agreement described below. In conjunction with the offering, NorthWestern has granted to the underwriters an option to purchase up to 911,215 additional shares of Common Stock either directly from NorthWestern or from the Forward Seller described below, at NorthWestern’s election.

In connection with the offering, NorthWestern has entered into a forward sale agreement with Bank of America, N.A. (the “Forward Purchaser”), under which NorthWestern has agreed to sell to the Forward Purchaser the same number of shares of Common Stock as are sold by an affiliate of the Forward Purchaser (the “Forward Seller”) to the underwriters for sale in the underwritten public offering (subject to certain adjustments and to NorthWestern’s right, in certain circumstances, to elect cash settlement or net share settlement of the forward sale agreement). Subject to certain conditions, the Forward Seller is expected to borrow, and sell to the underwriters, 4,672,898 shares of Common Stock at the close of the offering in connection with the forward sale agreement.

Settlement of the forward sale agreement will occur on one or more dates no later than approximately 15 months after the date of the prospectus supplement relating to the offering. Upon any physical settlement of the forward sale agreement, NorthWestern will issue and deliver to the Forward Purchaser shares of Common Stock in exchange for cash proceeds per share of Common Stock equal to the forward sale price, which will initially be $51.8950, and will be subject to certain adjustments as provided in the forward sale agreement. NorthWestern may, in certain circumstances, elect cash or net share settlement for all or a portion of its obligations under the forward sale agreement.

NorthWestern intends to add the net proceeds it receives from the sale of the shares of Common Stock that it is offering and selling directly to its general funds and to use those proceeds to fund capital expenditures, help repay or refinance debt (including outstanding borrowings under its credit facilities) and for other general corporate purposes. NorthWestern will not initially receive any proceeds from the

NorthWestern Corporation Announces Pricing of Public Offering of Common Stock
November 17, 2021

sale of the Common Stock sold by the Forward Seller to the underwriters. NorthWestern intends to use any net proceeds that it receives upon settlement of the forward sale agreement as described above.

BofA Securities and J.P. Morgan are acting as joint lead book-running managers for the offering. Wells Fargo Securities is acting as a joint book-running manager for the offering. BMO Capital Markets , CIBC World Markets Corp., Credit Suisse, KeyBanc Capital Markets Inc., and MUFG Securities Americas Inc. are acting as co-managers for the offering. BofA Securities and J.P. Morgan are acting as representatives of the underwriters.

The shares of Common Stock are being offered and sold pursuant to an effective shelf registration statement on Form S-3 previously filed with the Securities and Exchange Commission. When available, copies of the preliminary prospectus supplement, prospectus supplement and accompanying base prospectus relating to the offering may be obtained free of charge on the Securities and Exchange Commission's website at www.sec.gov (http://www.sec.gov) or from BofA Securities by sending a request to: BofA Securities, NC1-004-03-43; 200 North College Street, 3rd Floor, Charlotte, North Carolina 28255-0001, Attention: Prospectus Department or by email at dg.prospectus_requests@bofa.com or from J.P. Morgan by sending a request to: J.P. Morgan, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, or by telephone at (866) 803-9204, or by email at prospectus-eq_fi@jpmchase.com.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The offering is being made only by means of a prospectus and related prospectus supplement meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

About NorthWestern Energy
NorthWestern Corporation, doing business as NorthWestern Energy, provides essential energy infrastructure and valuable services that enrich lives and empower communities while serving as long-term partners to our customers and communities. We provide electricity and / or natural gas to approximately 743,000 customers in Montana, South Dakota, Nebraska and Yellowstone National Park. We have provided service in South Dakota and Nebraska since 1923 and in Montana since 2002. More information is available on the company's Web site.

Special Note Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” These statements are based upon our current expectations and speak only as of the date hereof. Our actual future business and financial

NorthWestern Corporation Announces Pricing of Public Offering of Common Stock
November 17, 2021

performance may differ materially and adversely from those expressed in any forward-looking statements as a result of various factors and uncertainties, including, but not limited to:
•adverse determinations by regulators, as well as potential adverse federal, state, or local legislation or regulation, including costs of compliance with existing and future environmental requirements, could have a material effect on our liquidity, results of operations and financial condition;
•the impact of extraordinary external events, such as the COVID-19 pandemic, on our liquidity, results of operations and financial condition;
•changes in availability of trade credit, creditworthiness of counterparties, usage, commodity prices, fuel supply costs or availability due to higher demand, shortages, weather conditions, transportation problems or other developments, may reduce revenues or may increase operating costs, each of which could adversely affect our liquidity and results of operations;
•unscheduled generation outages or forced reductions in output, maintenance or repairs, which may reduce revenues and increase cost of sales or may require additional capital expenditures or other increased operating costs; and
•adverse changes in general economic and competitive conditions in the U.S. financial markets and in our service territories.

Our 2020 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, reports on Form 8-K and other Securities and Exchange Commission filings discuss some of the important risk factors that may affect our business, results of operations and financial condition. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Relations Contact:                     Media Contact:
Travis Meyer (605) 978-2967                     Jo Dee Black (866) 622-8081
travis.meyer@northwestern.com                     jodee.black@northwestern.com